                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-04078

                          COLUMBIA FRONTIER FUND, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA FRONTIER FUND
(FORMERLY KNOWN AS SELIGMAN FRONTIER FUND)


--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

COLUMBIA FRONTIER FUND SEEKS TO PROVIDE SHAREHOLDERS WITH GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   26

Statement of Operations............   28

Statements of Changes in Net
  Assets...........................   30

Financial Highlights...............   32

Notes to Financial Statements......   38

Report of Independent Registered
  Public Accounting Firm...........   53

Federal Income Tax Information.....   55

Board Members and Officers.........   56

Proxy Voting.......................   61



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Frontier Fund (the Fund) Class A shares gained 18.27% (excluding sales charge) for the 12 months ended October 31, 2010.

> The Fund underperformed its benchmark, the Russell 2000(R) Growth Index, which advanced 28.67% for the 12-month period.

> The Fund also underperformed its peer group, as represented by the Lipper
  Small-Cap Growth Funds Index, which increased 26.22% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2010)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Columbia Frontier Fund
  Class A (excluding sales
  charge)                         +18.27%   -9.41%   +1.91%   -0.58%
---------------------------------------------------------------------
Russell 2000 Growth Index
  (unmanaged)                     +28.67%   -3.81%   +3.99%   +1.15%
---------------------------------------------------------------------
Lipper Small-Cap Growth Funds
  Index (unmanaged)               +26.22%   -5.69%   +2.79%   +0.47%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                                 COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCTOBER 31, 2010
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  12/10/84)                 +18.27%   -9.41%   +1.91%   -0.58%      N/A
---------------------------------------------------------------------------
Class B (inception
  4/22/96)                  +17.27%  -10.10%   +1.13%   -1.34%      N/A
---------------------------------------------------------------------------
Class C (inception
  5/27/99)                  +17.35%   -9.97%   +1.21%   -1.29%      N/A
---------------------------------------------------------------------------
Class I (inception
  8/3/09)                   +18.83%     N/A      N/A      N/A    +15.52%
---------------------------------------------------------------------------
Class R** (inception
  4/30/03)                  +17.87%   -9.71%   +1.62%     N/A     +5.17%
---------------------------------------------------------------------------
Class R4 (inception
  8/3/09)                   +18.51%     N/A      N/A      N/A    +15.16%
---------------------------------------------------------------------------
Class R5 (inception
  11/30/01)                 +18.71%   -9.03%   +2.42%     N/A     +2.62%
---------------------------------------------------------------------------
Class Z (inception
  9/27/10)                     N/A      N/A      N/A      N/A     +5.18%***
---------------------------------------------------------------------------

With sales charge
Class A (inception
  12/10/84)                 +11.48%  -11.18%   +0.71%   -1.17%      N/A
---------------------------------------------------------------------------
Class B (inception
  4/22/96)                  +12.27%  -10.83%   +0.85%   -1.34%      N/A
---------------------------------------------------------------------------
Class C (inception
  5/27/99)                  +16.35%   -9.97%   +1.21%   -1.29%      N/A
---------------------------------------------------------------------------



  *For classes with less than 10 years performance.
 **Effective September 7, 2010, Class R2 shares were renamed Class R shares. ***Not annualized.

Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R4, Class R5 and Class Z shares. Class I, Class R, Class R4 and Class R5 are available to qualifying institutional investors only. Class Z shares are offered to certain eligible investors.


--------------------------------------------------------------------------------
4  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
                          Large
                          Medium   Size
                    X     Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                                 COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY  ------------------------------------------------------------


Effective May 1, 2010, Michael Marzolf, Samuel Murphy and John Schonberg, CFA, assumed day-to-day management of Seligman Frontier Fund from Michael J. Alpert. Effective September 27, 2010, Seligman Frontier Fund was renamed Columbia Frontier Fund.

At October 31, 2010, approximately 32% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia Management). As a result of asset allocation decisions by Columbia Management, it is possible that Columbia Frontier Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 31, Class I capital share transactions for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Frontier Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 41.


SECTOR BREAKDOWN(1) (at October 31, 2010)
---------------------------------------------------------------------

Consumer Discretionary                     14.6%
------------------------------------------------
Consumer Staples                            2.0%
------------------------------------------------
Energy                                      5.5%
------------------------------------------------
Financials                                  8.8%
------------------------------------------------
Health Care                                15.9%
------------------------------------------------
Industrials                                 9.4%
------------------------------------------------
Information Technology                     33.9%
------------------------------------------------
Materials                                   2.6%
------------------------------------------------
Utilities                                   0.3%
------------------------------------------------
Other(2)                                    7.0%
------------------------------------------------




(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets. Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
6  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Dear Shareholders,

Columbia Frontier Fund (the Fund) Class A shares gained 18.27% (excluding sales charge) for the 12 months ended October 31, 2010. The Fund underperformed its benchmark, the Russell 2000 Growth Index (the Russell Index), which rose 28.67%. The Fund also underperformed the Lipper Small-Cap Growth Funds Index, representing the Fund's peer group, which advanced 26.22%, during the same period.

SIGNIFICANT PERFORMANCE FACTORS
Overall, U.S. small-cap growth equities generated robust returns during the annual period ended October 31, 2010 driven by two primary factors. First was a focus on the U.S. economic recovery, albeit a somewhat sluggish one, from the bottom seen in late 2008 and early 2009. The second driver of the equity market rally was the level of profitability many companies achieved during the annual period following cost-cutting measures taken during the prior fiscal year. Corporate earnings growth generally surprised to the upside amidst the modest economic environment. Information technology was the best performing sector within the Russell Index for the annual period, followed by materials,

TOP TEN HOLDINGS(1) (at October 31, 2010)
---------------------------------------------------------------------

Oplink Communications, Inc.                 2.5%
------------------------------------------------
Ciena Corp.                                 2.1%
------------------------------------------------
Opnext, Inc.                                1.7%
------------------------------------------------
ON Semiconductor Corp.                      1.7%
------------------------------------------------
Art Technology Group, Inc.                  1.7%
------------------------------------------------
Select Medical Holdings Corp.               1.6%
------------------------------------------------
BigBand Networks, Inc.                      1.6%
------------------------------------------------
Limelight Networks, Inc.                    1.5%
------------------------------------------------
Gen-Probe, Inc.                             1.4%
------------------------------------------------
Auxilium Pharmaceuticals, Inc.              1.4%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                                 COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

energy and consumer discretionary. Health care was the worst performing sector within the Russell Index for the annual period; financials also was weak.

The Fund generated healthy double-digit absolute gains during the annual period but underperformed the Russell Index due primarily to stock selection in the information technology and industrials sectors. More specifically, in information technology, the Fund was hurt by its positions in the information technology services and semiconductors industries. Positions in services firms TELETECH HOLDINGS, which provides integrated customer management solutions to companies located worldwide, and DJSP ENTERPRISES, which offers mortgage and real estate data processing services, detracted from the Fund's results. We sold the Fund's holdings in each during the annual period. Semiconductor manufacturing company FORMFACTOR also detracted from the Fund's results during the annual period, but we maintained the holding as we continued to like its prospects ahead. The impact of these holdings more than offset the positive contributions that came from holdings in OPENTABLE, which operates an Internet website on which diners can make reservations at restaurants, and INFORMATICA, which provides enterprise data integration software and services. OpenTable and Informatica were each new purchases for the Fund during the annual period.

Within the industrials sector, construction and engineering firms hurt the Fund's results most. After it disappointed, we sold the Fund's position in ORION MARINE, which focuses its business on the construction of marine transportation facilities, bridges, industrial facilities, waterway systems, and pipelines.

On the positive side, having only a modest exposure to health care, which, as mentioned, was the worst performing sector within the Russell Index during the annual period, boosted the Fund's relative results most. Also, anticipated or actual buyouts among several of the Fund's health care holdings helped the Fund's performance. Medical device company AGA MEDICAL HOLDINGS had agreed to be bought by ST. JUDE MEDICAL. Biotechnology firm OSI PHARMACEUTICALS was acquired by ASTELLAS PHARMA. To a lesser degree, effective stock selection within the consumer discretionary sector also contributed positively to the Fund's performance. Here, not owning education-related stocks helped most, as this industry

--------------------------------------------------------------------------------
8  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


performed quite poorly during the annual period, a victim of discussions around curbing federal aid to students attending for-profit colleges.

CHANGES TO THE FUND'S PORTFOLIO
In assuming day-to-day management of the Fund in early May, several changes were made. While the Fund's investment objective remained the same, our investment process was different from that of our predecessor. Our investment process is based on a core philosophy wherein we focus on small-capitalization growth-oriented companies that we believe have the opportunity to experience above-average earnings and revenue growth going forward. In implementing this philosophy, we divide the Fund's portfolio into three "buckets." The first is what we term secular, to which we normally allocate approximately 40% of the Fund's total net assets. In this bucket are companies that have thematic, or top-down, industry or sector tailwinds driving their growth. For example, with video coming to the Internet in exponentially greater volume, we believe there will be an increasing need for speed in the convergence of voice, data and video over the next three to five years. Another secular theme is the rebuilding of the U.S.' electricity infrastructure, which may drive growth in companies involved in developing a new smart-grid.

Given that the secular bucket has a rather long time horizon, we also generally allocate approximately 40% of the Fund's total net assets to a cyclical bucket and approximately 20% of the Fund's total net assets to a tactical bucket. In the cyclical bucket, we seek investments in companies based on our view for the economy over the next 12 to 18 months. In the tactical bucket, we seek to


  Looking ahead, we are optimistic regarding the opportunities we believe may be available within the small-cap growth segment of the U.S. equity market.






--------------------------------------------------------------------------------
                                 COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


invest based on individual stock-specific stories over a short time horizon. Through this process, we develop what we like to call "time horizon diversification" within the Fund's portfolio, a strategy designed to perform well in both up and down markets and in a variety of different market conditions.

As we gradually shifted the Fund's portfolio to our three-bucket strategy, some of the Fund's sector weightings changed. The Fund's allocation to information technology increased and its exposure to consumer discretionary and industrials decreased. Several of the holdings within the Fund's portfolio also changed. With all of these changes, the Fund's portfolio turnover rate for the 12-month period was 160%.

At the end of October 2010, the Fund had its most significant allocations, relative to the Russell Index, in information technology and financials, and its most modest exposures, relative to the Russell Index, in industrials, health care and consumer discretionary.

OUR FUTURE STRATEGY
Looking ahead, we are optimistic regarding the opportunities we believe may be available within the small-cap growth segment of the U.S. equity market. We believe that given our expectation of ongoing modest positive economic growth, many smaller-cap companies are likely to continue to enjoy better-than-expected earnings growth. We also have already begun to see what we believe is just the start of greater merger and acquisition activity in the months ahead. With several large-cap companies currently sitting on unusually large amounts of cash, which is yielding near-zero rates, many are seeking to acquire smaller companies in related fields.

Given this view, we intend within the secular-based segment of the Fund's portfolio to focus on companies that we believe will benefit from several themes, including the aforementioned building out of the Internet and re-building of the U.S. energy infrastructure. We additionally expect to invest with an eye toward the potential eventual return of an inflationary environment in which we expect materials companies to do well. Based on demographic trends, we also are looking for opportunities to take advantage of advancements within the biotechnology industry of the health care sector. In the cyclical-based segment of the Fund's portfolio, we intend to have an emphasis on financials companies. We maintain a

--------------------------------------------------------------------------------
10  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


rather optimistic view on economic growth. With a great deal of stimulus still working its way through the economy, we do not believe we will see a double dip to the recession. While unemployment remains persistently high, the labor market appears to have leveled off somewhat toward the end of the annual period, and it is our view that improvement in the employment picture is likely to unfold over the next 12 months or so. We also like the financials sector over the medium term because following a race to fixed income as investors sought relative safety, we believe that asset flows may well begin to return to the equity market. Finally, in the tactical-based segment of the Fund's portfolio, we intend to seek to take advantage of a more active Initial Public Offering and secondary offering market. In our view, it appears there are more good deals coming to market priced "right" and performing relatively well from the start. We also presently expect to look at companies listed and traded in the U.S. but with exposure to the consumer sector in China.

Overall, we intend to continue to manage the Fund's portfolio with a focus on intensive bottom-up research, a strategy that we believe will serve the Fund well regardless of market conditions.


Michael Marzolf                        Samuel Murphy                          John Schonberg, CFA(R)
Portfolio Manager                      Portfolio Manager                      Portfolio Manager




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Frontier Fund Class A shares (from 11/1/00 to 10/31/10) as compared to the performance of the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at October 31, 2010
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
COLUMBIA FRONTIER FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,148    $7,007   $10,362     $8,894
------------------------------------------------------------------------------------------
     Average annual total return                    +11.48%   -11.18%    +0.71%     -1.17%
------------------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX(1)
     Cumulative value of $10,000                    $12,867    $8,901   $12,163    $11,208
------------------------------------------------------------------------------------------
     Average annual total return                    +28.67%    -3.81%    +3.99%     +1.15%
------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX(2)
     Cumulative value of $10,000                    $12,622    $8,388   $11,477    $10,478
------------------------------------------------------------------------------------------
     Average annual total return                    +26.22%    -5.69%    +2.79%     +0.47%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA FRONTIER FUND LINE
GRAPH)

                     COLUMBIA FRONTIER
                         FUND CLASS                          LIPPER SMALL-CAP
                        A (INCLUDES         RUSSELL 2000       GROWTH FUNDS
                       SALES CHARGE)      GROWTH INDEX(1)        INDEX(2)
                     -----------------    ---------------    ----------------
10/00                     $ 9,425             $10,000             $10,000
1/01                        8,838               9,388               9,306
4/01                        7,718               8,266               8,118
7/01                        7,993               7,947               8,071
10/01                       6,971               6,850               6,878
1/02                        7,410               7,603               7,622
4/02                        7,763               7,562               7,542
7/02                        6,107               5,515               5,751
10/02                       5,780               5,373               5,625
1/03                        5,551               5,349               5,538
4/03                        5,977               5,785               5,929
7/03                        6,704               7,057               7,150
10/03                       7,522               7,874               8,010
1/04                        8,229               8,596               8,621
4/04                        7,974               8,190               8,112
7/04                        7,470               7,856               7,766
10/04                       7,968               8,309               8,167
1/05                        8,531               8,915               8,779
4/05                        7,595               8,144               8,168
7/05                        8,564               9,630               9,564
10/05                       8,093               9,216               9,130
1/06                        9,272              10,661              10,394
4/06                        9,742              11,087              10,821
7/06                        8,686               9,777               9,515
10/06                       9,735              10,788              10,277
1/07                       10,413              11,225              10,903
4/07                       10,803              11,589              11,314
7/07                       10,811              11,423              11,372
10/07                      11,966              12,593              12,491
1/08                        9,591              10,715              10,511
4/08                        9,490              10,812              10,518
7/08                        9,536              10,993              10,098
10/08                       6,678               7,824               7,177
1/09                        5,963               6,699               6,236
4/09                        6,623               7,529               7,104
7/09                        7,502               8,700               8,097
10/09                       7,520               8,711               8,301
1/10                        7,887               9,313               8,819
4/10                        9,032              10,932              10,260
7/10                        8,088              10,153               9,439
10/10                       8,894              11,208              10,478




(1) The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Growth Funds Index (the Lipper Index) includes the 30 largest small-cap growth funds tracked by Lipper Inc. The Lipper Index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until October 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  984.80        $ 7.47(d)      1.51%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.40        $ 7.59(d)      1.51%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  979.70        $11.30(d)      2.29%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.51        $11.50(d)      2.29%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  981.10        $11.21(d)      2.27%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.61        $11.40(d)      2.27%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  986.70        $ 5.25(d)      1.06%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.65        $ 5.34(d)      1.06%
-------------------------------------------------------------------------------------------

Class R
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  982.40        $ 9.19(d)      1.86%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.66        $ 9.35(d)      1.86%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  984.70        $ 6.73(d)      1.36%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.15        $ 6.84(d)      1.36%
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  985.70        $ 5.50(d)      1.11%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.40        $ 5.59(d)      1.11%

-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class Z
-------------------------------------------------------------------------------------------
  Actual(e)                         $1,000        $1,051.80        $ 1.13(d)      1.26%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.65        $ 6.34(d)      1.26%
-------------------------------------------------------------------------------------------


(a) The beginning account value for Class Z is as of September 27, 2010 (when shares became available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended October 31, 2010: -1.52% for Class A, -2.03% for Class B, -1.89% for Class C, -1.33% for Class I, -1.76% for Class R, -1.53% for Class R4 and -1.43% for Class R5.
(d) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until December 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.47% for Class A, 2.22% for Class B, 2.22% for Class C, 1.02% for Class I, 1.72% for Class R, 1.32% for Class R4, 1.07% for Class R5 and 1.22% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change is effective January 1, 2011. Had this change been in place for the entire six month period ended October 31, 2010, the actual expenses paid would have been $7.27 for Class A, $10.96 for Class B, $10.96 for Class C, $5.05 for Class I, $8.50 for Class R, $6.53 for Class R4, $5.30 for Class R5 and $1.10 for Class Z; the hypothetical expenses paid would have been $7.39 for Class A, $11.15 for Class B, $11.15 for Class C, $5.14 for Class I, $8.65 for Class R, $6.64 for Class R4, $5.39 for Class R5 and $6.14 for Class Z.
(e) Based on the actual return for the period from September 27, 2010 (when shares became available) to October 31, 2010 of +5.18% for Class Z.


--------------------------------------------------------------------------------
16  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
Columbia Frontier Fund
OCTOBER 31, 2010
(Percentages represent value of investments compared to net assets)


COMMON STOCKS (93.0%)
ISSUER                          SHARES                VALUE
CONSUMER STAPLES (2.1%)
BEVERAGES (0.9%)
Hansen Natural Corp. (a)            17,972         $920,346
Heckmann Corp. (a)                  67,752          277,106
                                                 ----------
Total                                             1,197,452
-----------------------------------------------------------
FOOD & STAPLES RETAILING (0.7%)
Andersons, Inc. (The)               23,615          929,722
-----------------------------------------------------------
FOOD PRODUCTS (0.5%)
Cal-Maine Foods, Inc. (b)           10,561          305,952
Hain Celestial Group,
 Inc. (The) (a)                     15,400          380,842
                                                 ----------
Total                                               686,794
-----------------------------------------------------------
TOTAL CONSUMER STAPLES                            2,813,968
-----------------------------------------------------------
HEALTH CARE (16.0%)
BIOTECHNOLOGY (3.7%)
3SBio, Inc., ADR (a)                26,984          406,109
Alexion Pharmaceuticals,
 Inc. (a)                           10,231          698,777
Alkermes, Inc. (a)                  46,687          540,169
BioMarin Pharmaceutical,
 Inc. (a)                           69,432        1,816,341
Isis Pharmaceuticals,
 Inc. (a)                           77,071          704,429
Metabolix, Inc. (a)(b)              68,280          953,189
                                                 ----------
Total                                             5,119,014
-----------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (7.3%)
American Medical Systems
 Holdings, Inc. (a)                 40,847          825,109
DexCom, Inc. (a)                    92,252        1,268,465
Gen-Probe, Inc. (a)                 38,163        1,848,234
Haemonetics Corp. (a)               25,285        1,381,825
Integra LifeSciences
 Holdings Corp. (a)                 33,689        1,449,301
Masimo Corp. (b)                    32,826          990,361
Quidel Corp. (a)(b)                134,413        1,553,814
Thoratec Corp. (a)                  19,522          637,198
                                                 ----------
Total                                             9,954,307
-----------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (2.3%)
Select Medical Holdings
 Corp. (a)                         282,068        2,109,869
WellCare Health Plans,
 Inc. (a)                           38,176        1,060,529
                                                 ----------
Total                                             3,170,398
-----------------------------------------------------------
HEALTH CARE TECHNOLOGY (0.6%)
Medidata Solutions, Inc.
 (a)                                47,663          887,962
-----------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES (0.8%)
Techne Corp.                        17,292        1,053,429
-----------------------------------------------------------
PHARMACEUTICALS (1.3%)
Auxilium Pharmaceuticals,
 Inc. (a)(b)                        74,667        1,848,008
                                                 ----------
TOTAL HEALTH CARE                                22,033,118
-----------------------------------------------------------
CONSUMER DISCRETIONARY (14.7%)
AUTO COMPONENTS (2.4%)
Amerigon, Inc. (a)(b)              134,206        1,446,741
Cooper Tire & Rubber Co.            44,770          877,940
Gentex Corp.                        47,217          943,395
                                                 ----------
Total                                             3,268,076
-----------------------------------------------------------
AUTOMOBILES (0.6%)
Tesla Motors, Inc. (a)(b)           37,584          820,835
-----------------------------------------------------------
DISTRIBUTORS (0.2%)
LKQ Corp. (a)                       14,735          320,339
-----------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (3.8%)
Bally Technologies, Inc.
 (a)                                25,763          929,529
China Lodging Group Ltd.
 (a)                                20,636          501,661
Jamba, Inc. (a)(b)                 449,126        1,064,429
Melco Crown Entertainment
 Ltd., ADR (a)(b)                   61,360          384,727
Shuffle Master, Inc. (a)           185,329        1,743,946
Sonic Corp. (a)                     58,817          522,295
                                                 ----------
Total                                             5,146,587
-----------------------------------------------------------
HOUSEHOLD DURABLES (0.6%)
Deer Consumer Products,
 Inc. (a)(b)                        72,896          834,659
-----------------------------------------------------------
INTERNET & CATALOG RETAIL (1.2%)
Shutterfly, Inc. (a)                54,881        1,651,918
-----------------------------------------------------------


                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                          SHARES                VALUE
CONSUMER DISCRETIONARY (CONT.)
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Leapfrog Enterprises,
 Inc. (a)                           73,894         $413,067
-----------------------------------------------------------
SPECIALTY RETAIL (3.9%)
American Eagle
 Outfitters, Inc.                   39,367          630,266
hhgregg, Inc. (a)(b)                34,128          786,309
Pacific Sunwear Of
 California (a)(b)                 181,715        1,083,021
Rent-A-Center, Inc.                 26,083          655,727
Talbots, Inc. (a)(b)                61,208          598,614
Tractor Supply Co.                  41,506        1,643,638
                                                 ----------
Total                                             5,397,575
-----------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (1.7%)
Lululemon Athletica, Inc.
 (a)(b)                             17,527          776,797
Maidenform Brands, Inc.
 (a)                                33,134          886,666
Quiksilver, Inc. (a)               171,314          714,379
                                                 ----------
Total                                             2,377,842
-----------------------------------------------------------
TOTAL CONSUMER DISCRETIONARY                     20,230,898
-----------------------------------------------------------
FINANCIALS (7.9%)
CAPITAL MARKETS (3.3%)
Artio Global Investors,
 Inc.                               47,189          734,733
Duff & Phelps Corp.,
 Class A                            54,045          753,387
E*Trade Financial Corp.
 (a)                                78,609        1,124,109
Gleacher & Co., Inc.
 (a)(b)                            526,119        1,183,768
Safeguard Scientifics,
 Inc. (a)                           47,985          706,339
                                                 ----------
Total                                             4,502,336
-----------------------------------------------------------
COMMERCIAL BANKS (1.1%)
CapitalSource, Inc.                246,704        1,507,361
-----------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (1.3%)
Ashford Hospitality
 Trust, Inc. (a)                    67,819          688,363
FelCor Lodging Trust,
 Inc. (a)                           76,026          467,560
Kilroy Realty Corp. (b)              8,402          287,096
Redwood Trust, Inc.                 28,159          399,295
                                                 ----------
Total                                             1,842,314
-----------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (2.2%)
First Niagara Financial
 Group, Inc.                        96,276        1,140,871
MGIC Investment Corp. (a)          102,788          906,590
Radian Group, Inc.                 127,434          967,224
                                                 ----------
Total                                             3,014,685
-----------------------------------------------------------
TOTAL FINANCIALS                                 10,866,696
-----------------------------------------------------------
INFORMATION TECHNOLOGY (34.3%)
COMMUNICATIONS EQUIPMENT (15.1%)
BigBand Networks, Inc.
 (a)                               692,077        2,055,469
Blue Coat Systems, Inc.
 (a)(b)                             68,472        1,846,690
Ciena Corp. (a)(b)                 195,203        2,711,370
CommScope, Inc. (a)                 23,618          747,746
DragonWave, Inc. (a)               201,217        1,633,882
Finisar Corp. (a)(b)                55,800          949,158
Infinera Corp. (a)(b)              218,579        1,790,162
InterDigital, Inc. (a)               4,684          157,242
JDS Uniphase Corp. (a)              41,961          441,010
Netgear, Inc. (a)(b)                32,857        1,012,324
Occam Networks, Inc. (a)           105,500          777,535
Oclaro, Inc. (a)(b)                 65,853          553,824
Oplink Communications,
 Inc. (a)                          187,283        3,273,707
Opnext, Inc. (a)                 1,491,469        2,252,118
ORBCOMM, Inc. (a)                  219,095          512,682
Parkervision, Inc. (a)(b)          140,925           63,430
                                                 ----------
Total                                            20,778,349
-----------------------------------------------------------
COMPUTERS & PERIPHERALS (2.0%)
Compellent Technologies,
 Inc. (a)                           27,487          694,597
Novatel Wireless, Inc.
 (a)                                25,029          262,304
STEC, Inc. (a)(b)                   86,434        1,348,370
Xyratex Ltd. (a)(b)                 23,901          369,987
                                                 ----------
Total                                             2,675,258
-----------------------------------------------------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.9%)
Brightpoint, Inc. (a)               90,610          678,669
Power-One, Inc. (a)(b)              53,100          552,771
                                                 ----------
Total                                             1,231,440
-----------------------------------------------------------


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
18  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                          SHARES                VALUE
INFORMATION TECHNOLOGY (CONT.)
INTERNET SOFTWARE & SERVICES (4.8%)
Art Technology Group,
 Inc. (a)(b)                       510,914       $2,140,730
Constant Contact, Inc.
 (a)(b)                             32,727          752,721
GSI Commerce, Inc. (a)              40,429          987,276
Limelight Networks, Inc.
 (a)                               291,904        1,979,109
LogMein, Inc. (a)(b)                11,187          444,460
OpenTable, Inc. (a)(b)               4,883          299,572
                                                 ----------
Total                                             6,603,868
-----------------------------------------------------------
IT SERVICES (1.2%)
Online Resources Corp.
 (a)                                78,346          405,832
SRA International, Inc.,
 Class A (a)(b)                     61,000        1,220,610
                                                 ----------
Total                                             1,626,442
-----------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.7%)
Advanced Energy
 Industries, Inc. (a)               48,200          692,152
Atheros Communications,
 Inc. (a)(b)                        47,267        1,467,168
Canadian Solar, Inc.
 (a)(b)                             20,300          283,591
Energy Conversion
 Devices, Inc. (a)(b)               26,000          117,260
Evergreen Solar, Inc.
 (a)(b)                            402,550          374,372
Formfactor, Inc. (a)(b)            154,654        1,504,783
Mellanox Technologies
 Ltd. (a)(b)                        67,402        1,551,594
Microchip Technology,
 Inc. (b)                           19,800          637,164
Netlogic Microsystems,
 Inc. (a)                           10,129          304,478
ON Semiconductor Corp.
 (a)                               281,960        2,162,633
Sigma Designs, Inc.
 (a)(b)                             51,600          588,756
Solarfun Power Holdings
 Co., Ltd., ADR (a)(b)              82,700          844,367
SunPower Corp., Class A
 (a)(b)                             16,700          227,788
Ultra Clean Holdings (a)            30,179          227,248
Varian Semiconductor
 Equipment Associates,
 Inc. (a)                           23,235          759,087
Yingli Green Energy
 Holding Co., Ltd., ADR
 (a)(b)                             14,231          165,933
                                                 ----------
Total                                            11,908,374
-----------------------------------------------------------
SOFTWARE (1.6%)
CommVault Systems, Inc.
 (a)                                24,985          722,816
Informatica Corp. (a)(b)            26,445        1,076,047
NetSuite, Inc. (a)(b)               19,800          405,504
                                                 ----------
Total                                             2,204,367
-----------------------------------------------------------
TOTAL INFORMATION TECHNOLOGY                     47,028,098
-----------------------------------------------------------
MATERIALS (2.6%)
CHEMICALS (1.3%)
Intrepid Potash, Inc.
 (a)(b)                             41,346        1,419,408
Zoltek Companies, Inc.
 (a)(b)                             41,820          401,472
                                                 ----------
Total                                             1,820,880
-----------------------------------------------------------
METALS & MINING (1.0%)
Horsehead Holding Corp.
 (a)                                31,713          346,623
Steel Dynamics, Inc.                71,091        1,032,241
                                                 ----------
Total                                             1,378,864
-----------------------------------------------------------
PAPER & FOREST PRODUCTS (0.3%)
Schweitzer-Mauduit
 International, Inc.                 6,358          408,057
                                                 ----------
TOTAL MATERIALS                                   3,607,801
-----------------------------------------------------------
ENERGY (5.5%)
ENERGY EQUIPMENT & SERVICES (2.3%)
Cal Dive International,
 Inc. (a)                          122,033          617,487
Hercules Offshore, Inc.
 (a)                               231,952          547,406
Patterson-UTI Energy,
 Inc.                               77,978        1,513,553
Tetra Technologies, Inc.
 (a)                                53,200          519,232
                                                 ----------
Total                                             3,197,678
-----------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (3.2%)
Clean Energy Fuels Corp.
 (a)(b)                             98,436        1,429,291
Crude Carriers Corp.                95,139        1,676,349
Teekay Corp. (b)                    10,391          330,434
Western Refining, Inc.
 (a)(b)                            137,588          914,960
                                                 ----------
Total                                             4,351,034
-----------------------------------------------------------
TOTAL ENERGY                                      7,548,712
-----------------------------------------------------------
INDUSTRIALS (9.5%)
AIR FREIGHT & LOGISTICS (1.0%)
Forward Air Corp.                   51,037        1,371,875
-----------------------------------------------------------
AIRLINES (1.0%)
U.S. Airways Group, Inc.
 (a)                               117,883        1,389,841
-----------------------------------------------------------


                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                          SHARES                VALUE
INDUSTRIALS (CONT.)
CONSTRUCTION & ENGINEERING (0.6%)
Granite Construction,
 Inc.                               14,071         $340,237
MYR Group, Inc. (a)                 34,548          538,603
                                                 ----------
Total                                               878,840
-----------------------------------------------------------
ELECTRICAL EQUIPMENT (1.0%)
GrafTech International
 Ltd. (a)                           77,836        1,281,959
Real Goods Solar, Inc.,
 Class A (a)                        21,800           71,722
                                                 ----------
Total                                             1,353,681
-----------------------------------------------------------
MACHINERY (2.4%)
Chart Industries, Inc.
 (a)                                16,332          380,535
China Valves Technology,
 Inc. (a)(b)                        84,211          734,320
Kaydon Corp.                        12,955          451,741
Mueller Water Products,
 Inc., Class A (b)                 113,796          343,664
RBC Bearings, Inc. (a)              17,562          585,166
Terex Corp. (a)                     34,307          770,192
                                                 ----------
Total                                             3,265,618
-----------------------------------------------------------
MARINE (1.7%)
DryShips, Inc. (a)(b)              324,193        1,335,675
Genco Shipping & Trading
 Ltd. (a)(b)                        63,564        1,051,984
                                                 ----------
Total                                             2,387,659
-----------------------------------------------------------
PROFESSIONAL SERVICES (1.0%)
Resources Connection,
 Inc. (b)                           85,093        1,377,656
-----------------------------------------------------------
ROAD & RAIL (0.8%)
Knight Transportation,
 Inc.                               34,289          612,744
Quality Distribution,
 Inc. (a)                           57,313          409,788
                                                 ----------
Total                                             1,022,532
-----------------------------------------------------------
TOTAL INDUSTRIALS                                13,047,702
-----------------------------------------------------------
UTILITIES (0.4%)
WATER UTILITIES (0.4%)
American Water Works Co.,
 Inc.                               20,316          485,146
                                                 ----------
TOTAL UTILITIES                                     485,146
-----------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $120,471,394)                           $127,662,139
-----------------------------------------------------------


WARRANTS (--%)
ISSUER                          SHARES                VALUE
INFORMATION TECHNOLOGY (--%)
COMMUNICATIONS EQUIPMENT (--%)
Lantronix, Inc. (c)(d)               2,188               --
                                                 ----------
TOTAL INFORMATION TECHNOLOGY                             --
-----------------------------------------------------------
TOTAL WARRANTS
(Cost: $--)                                             $--
-----------------------------------------------------------


LIMITED PARTNERSHIPS (1.0%)

FINANCIALS (1.0%)
CAPITAL MARKETS (1.0%)
Fortress Investment Group
 LLC, Class A (a)(e)               314,593       $1,384,209
                                                 ----------
TOTAL FINANCIALS                                  1,384,209
-----------------------------------------------------------
TOTAL LIMITED PARTNERSHIPS
(Cost: $1,335,930)                               $1,384,209
-----------------------------------------------------------


MONEY MARKET FUND (7.0%)

Columbia Short-Term Cash
 Fund, 0.241% (f)(g)             9,639,584       $9,639,584
-----------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $9,639,584)                               $9,639,584
-----------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (20.9%)
                 EFFECTIVE       PAR/
ISSUER             YIELD      PRINCIPAL            VALUE
REPURCHASE AGREEMENTS (20.9%)
Barclays Capital, Inc. (h)
 dated 10/29/10, matures 11/01/10,
 repurchase price
 $9,720,363         0.200%    $9,720,201      $9,720,201
Cantor Fitzgerald & Co. (h)
 dated 10/29/10, matures 11/01/10,
 repurchase price
 $5,000,100         0.240%     5,000,000       5,000,000
MF Global Holdings Ltd. (h)
 dated 10/29/10, matures 11/01/10,
 repurchase price
 $5,000,104         0.250%     5,000,000       5,000,000


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
20  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                 EFFECTIVE       PAR/
ISSUER             YIELD      PRINCIPAL            VALUE
REPURCHASE AGREEMENTS (CONT.)
Pershing LLC (h)
 dated date 10/29/10, matures 11/01/10,
 repurchase price
 $9,000,240         0.320%    $9,000,000      $9,000,000
                                             -----------
Total                                         28,720,201
--------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR
  SECURITIES ON LOAN
(Cost: $28,720,201)                          $28,720,201
--------------------------------------------------------
TOTAL INVESTMENTS
(Cost: $160,167,109)                        $167,406,133
OTHER ASSETS & LIABILITIES, NET             (30,119,651)
--------------------------------------------------------
NET ASSETS                                  $137,286,482
========================================================





NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt


(a)  Non-income producing.

(b)  At October 31, 2010, security was partially or fully on loan.

(c) Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2010 was $0, representing less than 0.01% of net assets. Information concerning such security holdings at October 31, 2010 was as follows:

                                   ACQUISITION
     SECURITY                         DATES                COST
     Lantronix, Inc.                04-18-08               $--


(d)  Negligible market value.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At October 31, 2010, there was no capital committed to the LLC or LP for future investment.

(f)  Investments in affiliates during the year ended October 31, 2010:

                                                                                        DIVIDENDS
                                                  SALES COST/                             PAID/
                          BEGINNING    PURCHASE     PROCEEDS    REALIZED    ENDING        INCOME
     ISSUER                 COST         COST      FROM SALES  GAIN/LOSS     COST     DISTRIBUTIONS     VALUE
     Columbia Short-
       Term Cash Fund    $1,176,591  $63,609,852  $55,146,859     $--     $9,639,584      $8,561     $9,639,584


(g) The rate shown is the seven-day current annualized yield at October 31, 2010.

(h) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times.

                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

     The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BARCLAYS CAPITAL, INC. (0.200%)

SECURITY DESCRIPTION                               VALUE
-----------------------------------------------------------
United States Treasury Note/Bond                 $9,914,606
-----------------------------------------------------------
Total market value of collateral securities      $9,914,606
-----------------------------------------------------------



CANTOR FITZGERALD & CO. (0.240%)

SECURITY DESCRIPTION                               VALUE
-----------------------------------------------------------
Fannie Mae Grantor Trust                               $257
Fannie Mae Interest Strip                            80,068
Fannie Mae Pool                                     622,893
Fannie Mae Principal Strip                           14,504
Fannie Mae REMICS                                   749,932
Fannie Mae Whole Loan                                12,350
Federal National Mortgage Association                30,240
FHLMC Multifamily Structured Pass Through
  Certificates                                          197
FHLMC Structured Pass Through Securities              5,785
Freddie Mac Coupon Strips                               545
Freddie Mac Non Gold Pool                           301,102
Freddie Mac Reference REMIC                           4,195
Freddie Mac REMICS                                  326,995
Freddie Mac Strips                                  173,135
Ginnie Mae I Pool                                   674,256
Ginnie Mae II Pool                                1,266,511
Government National Mortgage Association            439,728
United States Treasury Inflation Indexed Bonds       50,639
United States Treasury Strip Coupon                 261,625
United States Treasury Strip Principal               85,043
-----------------------------------------------------------
Total market value of collateral securities      $5,100,000
-----------------------------------------------------------




MF GLOBAL HOLDINGS LTD. (0.250%)

SECURITY DESCRIPTION                               VALUE
-----------------------------------------------------------
Federal Home Loan Banks                            $100,206
Federal Home Loan Mortgage Corp                         258
Federal National Mortgage Association               757,853
Freddie Mac Discount Notes                            7,493
United States Treasury Note/Bond                  1,025,956
United States Treasury Strip Coupon               1,253,672
United States Treasury Strip Principal            1,954,646
-----------------------------------------------------------
Total market value of collateral securities      $5,100,084
-----------------------------------------------------------




See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
22  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



PERSHING LLC (0.320%)

SECURITY DESCRIPTION                               VALUE
-----------------------------------------------------------
Fannie Mae Pool                                  $1,371,423
Fannie Mae REMICS                                   636,034
Fannie Mae Whole Loan                                10,579
Federal Farm Credit Bank                            322,316
Federal Home Loan Banks                             117,526
Federal Home Loan Mortgage Corp                      15,941
Federal National Mortgage Association               185,772
Freddie Mac Gold Pool                             1,248,292
Freddie Mac REMICS                                  766,484
Ginnie Mae I Pool                                 1,162,325
Ginnie Mae II Pool                                1,042,970
Government National Mortgage Association            972,822
United States Treasury Inflation Indexed Bonds       17,554
United States Treasury Note/Bond                  1,309,963
-----------------------------------------------------------
Total market value of collateral securities      $9,180,001
-----------------------------------------------------------





                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Security Valuation.


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
24  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2010:

                                             FAIR VALUE AT OCTOBER 31, 2010
                           ------------------------------------------------------------------
                                 LEVEL 1            LEVEL 2
                              QUOTED PRICES          OTHER          LEVEL 3
                                IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(a)             IDENTICAL ASSETS(b)       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                $127,662,139               $--         $--        $127,662,139
---------------------------------------------------------------------------------------------
Total Equity Securities         127,662,139                --          --         127,662,139
---------------------------------------------------------------------------------------------
Other
  Limited Partnerships            1,384,209                --          --           1,384,209
  Affiliated Money
    Market Fund(c)                9,639,584                --          --           9,639,584
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                 --        28,720,201          --          28,720,201
---------------------------------------------------------------------------------------------
Total Other                      11,023,793        28,720,201          --          39,743,994
---------------------------------------------------------------------------------------------
Total                          $138,685,932       $28,720,201         $--        $167,406,133
---------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at October 31, 2010.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCTOBER 31, 2010


ASSETS
Investments, at value
  Unaffiliated issuers* (identified cost $121,807,324)             $129,046,348
  Affiliated issuers (identified cost $9,639,584)                     9,639,584
  Investment of cash collateral received for securities on loan
    Repurchase agreements (identified cost $28,720,201)              28,720,201
-------------------------------------------------------------------------------
Total investments (identified cost $160,167,109)                    167,406,133
Cash                                                                      3,992
Receivable for:
  Capital shares sold                                                     5,501
  Investments sold                                                       37,331
  Dividends                                                              15,810
  Interest                                                               42,703
  Expense reimbursement due from Investment Manager                       4,715
-------------------------------------------------------------------------------
Total assets                                                        167,516,185
-------------------------------------------------------------------------------
LIABILITIES
Due upon return of securities on loan                                28,720,201
Payable for:
  Investments purchased                                               1,266,802
  Capital shares purchased                                              141,586
  Investment management fees                                              3,310
  Distribution fees                                                         971
  Transfer agent fees                                                     2,987
  Administration fees                                                       299
  Other expenses                                                         93,547
-------------------------------------------------------------------------------
Total liabilities                                                    30,229,703
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $137,286,482

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
26  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


REPRESENTED BY
Capital stock -- $ .10 par value                                   $  1,429,560
Additional paid-in capital                                          167,388,059
Excess of distributions over net investment income                       (3,611)
Accumulated realized loss                                           (38,766,550)
Unrealized appreciation (depreciation) on:
  Investments                                                         7,239,024
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $137,286,482
-------------------------------------------------------------------------------
*Value of securities on loan                                       $ 28,108,057
-------------------------------------------------------------------------------
Net assets
  Class A                                                          $ 70,460,355
  Class B                                                          $  6,999,653
  Class C                                                          $ 10,982,957
  Class I                                                          $ 47,858,645
  Class R                                                          $    106,641
  Class R4                                                         $     59,375
  Class R5                                                         $    816,227
  Class Z                                                          $      2,629
Shares outstanding
  Class A                                                             7,258,658
  Class B                                                               904,213
  Class C                                                             1,411,669
  Class I                                                             4,624,901
  Class R                                                                11,220
  Class R4                                                                5,759
  Class R5                                                               78,922
  Class Z                                                                   254
Net asset value per share
  Class A(a)                                                       $       9.71
  Class B                                                          $       7.74
  Class C                                                          $       7.78
  Class I                                                          $      10.35
  Class R                                                          $       9.50
  Class R4                                                         $      10.31
  Class R5                                                         $      10.34
  Class Z                                                          $      10.35
-------------------------------------------------------------------------------


(a) The maximum offering price per share for Class A is $10.30. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  27

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCTOBER 31, 2010


NET INVESTMENT INCOME
Income:
Dividends                                                          $  322,655
Dividends from affiliates                                               8,561
Income from securities lending -- net                                 233,395
-----------------------------------------------------------------------------
Total income                                                          564,611
-----------------------------------------------------------------------------
Expenses:
Investment management fees                                            844,356
Distribution fees
  Class A                                                             126,340
  Class B                                                              60,987
  Class C                                                             102,844
  Class R                                                                 494
  Class R3                                                                 15
Transfer agent fees
  Class A                                                             233,596
  Class B                                                              30,287
  Class C                                                              48,777
  Class R                                                                  96
  Class R3                                                                  3
  Class R4                                                                 38
  Class R5                                                                411
  Class Z                                                                   1
Administration fees                                                    76,326
Plan administration fees
    Class R                                                               208
    Class R3                                                               15
    Class R4                                                              163
Compensation of board members                                           2,936
Custodian fees                                                            985
Printing and postage fees                                              53,388
Registration fees                                                      88,395
Professional fees                                                      21,853
Other                                                                  17,290
-----------------------------------------------------------------------------
Total expenses                                                      1,709,804
Fees waived or expenses reimbursed by Investment Manager and its
  affiliates                                                         (270,018)
-----------------------------------------------------------------------------
Total net expenses                                                  1,439,786
-----------------------------------------------------------------------------
Net investment loss                                                  (875,175)

-----------------------------------------------------------------------------


--------------------------------------------------------------------------------
28  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Investments                                                      $8,223,730
-----------------------------------------------------------------------------
Net realized gain                                                   8,223,730
Net change in unrealized appreciation (depreciation) on:
  Investments                                                         779,767
-----------------------------------------------------------------------------
Net realized and unrealized gain                                    9,003,497
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations               $8,128,322
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                                                     YEAR ENDED OCTOBER 31,
                                                                       2010          2009
OPERATIONS
Net investment loss                                                $   (875,175) $  (381,637)
Net realized gain (loss)                                              8,223,730   (7,640,458)
Net change in unrealized appreciation                                   779,767   11,701,825
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  8,128,322    3,679,730
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    94,039,062   (7,872,892)
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             102,167,384   (4,193,162)
Net assets at beginning of year                                      35,119,098   39,312,260
--------------------------------------------------------------------------------------------
Net assets at end of year                                          $137,286,482  $35,119,098
--------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $     (3,611) $      (755)
--------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET
ASSETS ----------------------------------------------------------------------


                                                                                  YEAR ENDED OCTOBER 31,
                                                                              2010                      2009
                                                                   -------------------------  ------------------------
                                                                        SHARES   DOLLARS ($)       SHARES  DOLLARS ($)
CAPITAL STOCK ACTIVITY
CLASS A SHARES
  Subscriptions                                                        201,324     1,843,316      141,246    1,006,336
  Fund merger                                                        5,110,791    48,422,786           --           --
  Conversions from Class B                                             441,086     3,896,747       20,151      141,056
  Redemptions                                                       (1,343,433)  (12,267,701)    (771,744)  (5,565,646)
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)                                            4,409,768    41,895,148     (610,347)  (4,418,254)
----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Subscriptions                                                         21,229       153,331       13,192       73,600
  Fund merger                                                        1,468,228    11,146,753           --           --
  Conversions to Class A                                              (551,625)   (3,896,747)     (24,957)    (141,056)
  Redemptions                                                         (203,204)   (1,488,266)     (39,269)    (222,397)
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)                                              734,628     5,915,071      (51,034)    (289,853)
----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Subscriptions                                                         42,750       313,273       71,581      404,823
  Fund merger                                                          272,522     2,078,644           --           --
  Redemptions                                                         (246,409)   (1,794,368)    (329,875)  (1,953,473)
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)                                               68,863       597,549     (258,294)  (1,548,650)
----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Subscriptions                                                        142,841     1,424,941      114,806      990,787
  Fund merger                                                        4,551,713    45,851,271           --           --
  Redemptions                                                         (184,459)   (1,775,185)          --           --
----------------------------------------------------------------------------------------------------------------------
  Net increase                                                       4,510,095    45,501,027      114,806      990,787
----------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
  Subscriptions                                                          4,641        42,459        7,643       52,554
  Fund merger                                                              341         3,174           --           --
  Redemptions                                                           (3,871)      (32,974)      (8,464)     (63,234)
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)                                                1,111        12,659         (821)     (10,680)
----------------------------------------------------------------------------------------------------------------------
CLASS R3 SHARES
  Subscriptions                                                             --            --          623        5,000
  Fund merger                                                              344         3,201           --           --
  Redemptions                                                             (967)       (9,856)          --           --
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)                                                 (623)       (6,655)         623        5,000
----------------------------------------------------------------------------------------------------------------------
CLASS R4 SHARES
  Subscriptions                                                            218         2,174        1,128       10,000
  Fund merger                                                           13,190       132,625           --           --
  Redemptions                                                           (8,777)      (80,442)          --           --
----------------------------------------------------------------------------------------------------------------------
  Net increase                                                           4,631        54,357        1,128       10,000
----------------------------------------------------------------------------------------------------------------------
CLASS R5 SHARES
  Subscriptions                                                          6,763        64,192      106,736      764,627
  Fund merger                                                              322         3,239           --           --
  Redemptions                                                               (3)          (25)    (453,449)  (3,375,869)
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)                                                7,082        67,406     (346,713)  (2,611,242)
----------------------------------------------------------------------------------------------------------------------
CLASS Z SHARES
  Subscriptions                                                            254         2,500           --           --
----------------------------------------------------------------------------------------------------------------------
  Net increase                                                             254         2,500           --           --
----------------------------------------------------------------------------------------------------------------------
TOTAL NET INCREASE (DECREASE)                                        9,735,809    94,039,062   (1,150,652)  (7,872,892)
----------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                       YEAR ENDED OCT. 31,
CLASS A                                            -----------------------------------------------------------
PER SHARE DATA                                       2010         2009         2008         2007         2006
Net asset value, beginning of period                 $8.21        $7.29       $15.63       $14.29       $12.36
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                   (.08)        (.08)        (.12)        (.21)        (.21)
Net realized and unrealized gain (loss) on
 investments                                          1.58         1.00        (5.93)        3.18         2.64
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      1.50          .92        (6.05)        2.97         2.43
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Net realized gains                                      --           --        (2.41)       (1.63)        (.50)
--------------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                     --           --          .12           --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.71        $8.21        $7.29       $15.63       $14.29
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        18.27%       12.62%      (44.19%)(a)   22.93%       20.29%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                          1.88%        2.62%        2.05%        1.90%        1.97%
--------------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                       1.51%        1.86%        1.97%        1.90%        1.97%
--------------------------------------------------------------------------------------------------------------
Net investment loss                                 (0.91%)      (0.91%)      (1.13%)      (1.47%)      (1.60%)
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $70,460      $23,380      $25,209      $52,441      $48,470
--------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    160%         162%         156%         116%          92%
--------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
32  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.60       $5.90       $13.22      $12.42      $10.88
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                  (.12)       (.12)        (.16)       (.27)       (.27)
Net realized and unrealized gain (loss) on
 investments                                         1.26         .82        (4.85)       2.70        2.31
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.14         .70        (5.01)       2.43        2.04
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Net realized gains                                     --          --        (2.41)      (1.63)       (.50)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                    --          --          .10          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.74       $6.60        $5.90      $13.22      $12.42
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       17.27%      11.86%      (44.62%)(a)  21.90%      19.43%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         2.61%       3.38%        2.81%       2.66%       2.73%
----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                      2.29%       2.63%        2.73%       2.66%       2.73%
----------------------------------------------------------------------------------------------------------
Net investment loss                                (1.69%)     (1.65%)      (1.89%)     (2.23%)     (2.36%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $7,000      $1,118       $1,302      $3,365      $4,264
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                   160%        162%         156%        116%         92%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                      YEAR ENDED OCT. 31,
CLASS C                                            --------------------------------------------------------
PER SHARE DATA                                       2010        2009         2008        2007        2006
Net asset value, beginning of period                 $6.63       $5.93       $13.23      $12.42      $10.89
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                   (.12)       (.12)        (.15)       (.27)       (.27)
Net realized and unrealized gain (loss) on
 investments                                          1.27         .82        (4.84)       2.71        2.30
-----------------------------------------------------------------------------------------------------------
Total from investment operations                      1.15         .70        (4.99)       2.44        2.03
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Net realized gains                                      --          --        (2.41)      (1.63)       (.50)
-----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                     --          --          .10          --          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.78       $6.63        $5.93      $13.23      $12.42
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        17.35%      11.80%      (44.38%)(a)  22.00%      19.31%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                          2.68%       3.36%        2.81%       2.66%       2.73%
-----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                       2.27%       2.61%        2.73%       2.66%       2.73%
-----------------------------------------------------------------------------------------------------------
Net investment income                               (1.66%)     (1.66%)      (1.89%)     (2.23%)     (2.36%)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $10,983      $8,899       $9,493      $3,173      $2,505
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                    160%        162%         156%        116%         92%
-----------------------------------------------------------------------------------------------------------



                                                    YEAR ENDED OCT. 31,
CLASS I                                            --------------------
PER SHARE DATA                                       2010       2009(d)
Net asset value, beginning of period                 $8.71        $8.65
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 (.05)        (.01)
Net realized and unrealized gain on
 investments                                          1.69          .07
-----------------------------------------------------------------------
Total from investment operations                      1.64          .06
-----------------------------------------------------------------------
Net asset value, end of period                      $10.35        $8.71
-----------------------------------------------------------------------
TOTAL RETURN                                        18.83%        0.69%
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                          1.13%        1.30%(e)
-----------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                       1.06%        1.06%(e)
-----------------------------------------------------------------------
Net investment income                               (0.49%)      (0.39%)(e)
-----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $47,859       $1,000
-----------------------------------------------------------------------
Portfolio turnover                                    160%         162%
-----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
34  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R(f)                                         -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $8.06       $7.18       $15.47      $14.20      $12.30
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                (.11)       (.10)        (.14)       (.24)       (.25)
Net realized and unrealized gain (loss) on
 investments                                         1.55         .98        (5.86)       3.14        2.65
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.44         .88        (6.00)       2.90        2.40
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Net realized gains                                     --          --        (2.41)      (1.63)       (.50)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                    --          --          .12          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.50       $8.06        $7.18      $15.47      $14.20
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       17.87%      12.26%      (44.36%)(a)  22.53%      20.14%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         2.02%       2.90%        2.31%       2.15%       2.23%
----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                      1.86%       2.14%        2.23%       2.15%       2.23%
----------------------------------------------------------------------------------------------------------
Net investment income                              (1.24%)     (1.21%)      (1.39%)     (1.72%)     (1.86%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $107         $82          $79         $93         $17
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                   160%        162%         156%        116%         92%
----------------------------------------------------------------------------------------------------------



                                                   YEAR ENDED OCT. 31,
CLASS R4                                           -------------------
PER SHARE DATA                                      2010       2009(d)
Net asset value, beginning of period                $8.70        $8.65
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                (.07)        (.01)
Net realized and unrealized gain on
 investments                                         1.68          .06
----------------------------------------------------------------------
Total from investment operations                     1.61          .05
----------------------------------------------------------------------
Net asset value, end of period                     $10.31        $8.70
----------------------------------------------------------------------
TOTAL RETURN                                       18.51%        0.58%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         1.41%        1.53%(e)
----------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                      1.36%        1.37%(e)
----------------------------------------------------------------------
Net investment income                              (0.74%)      (0.56%)(e)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $59          $10
----------------------------------------------------------------------
Portfolio turnover                                   160%         162%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R5                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $8.71       $7.71       $16.30      $14.76      $12.67
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                (.05)       (.06)        (.06)       (.13)       (.13)
Net realized and unrealized gain (loss) on
 investments                                         1.68        1.06        (6.24)       3.30        2.72
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.63        1.00        (6.30)       3.17        2.59
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Net realized gains                                     --          --        (2.41)      (1.63)       (.50)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                    --          --          .12          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.34       $8.71        $7.71      $16.30      $14.76
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       18.71%      12.97%      (43.87%)(a)  23.62%      21.08%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         1.27%       1.88%        1.39%       1.29%       1.33%
----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                      1.11%       1.68%        1.39%       1.29%       1.33%
----------------------------------------------------------------------------------------------------------
Net investment income                              (0.50%)     (0.55%)      (0.55%)     (0.86%)     (0.96%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $816        $626       $3,229      $5,467      $4,439
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                   160%        162%         156%        116%         92%
----------------------------------------------------------------------------------------------------------



CLASS Z                                            YEAR ENDED OCT. 31,
PER SHARE DATA                                           2010(g)
Net asset value, beginning of period                       $9.84
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       (.02)
Net realized and unrealized gain on
 investments                                                 .53
----------------------------------------------------------------------
Total from investment operations                             .51
----------------------------------------------------------------------
Net asset value, end of period                            $10.35
----------------------------------------------------------------------
TOTAL RETURN                                               5.18%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                                2.03%(e)
----------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                             1.26%(e)
----------------------------------------------------------------------
Net investment income                                     (2.06%)(e)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $3
----------------------------------------------------------------------
Portfolio turnover                                          160%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
(a) During the year ended October 31, 2008, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been (44.93%), (45.33%), (45.10%) and (44.62%) for Class
    A, Class B, Class C, Class R and Class R5 shares, respectively.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios
(c) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(d) For the period from August 3, 2009 (when shares became available) to October 31, 2009.
(e) Annualized.
(f) Effective September 7, 2010, Class R2 shares were renamed Class R shares.
(g) For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------
OCTOBER 31, 2010

NOTE 1. ORGANIZATION

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.) (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company.

FUND SHARES
The Fund may issue 500 million authorized shares of capital stock, and the Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective September 7, 2010, Class R2 shares were renamed Class R shares.

Class R4 and Class R5 shares are not subject to sales charges, however, these classes are closed to new investors effective December 31, 2010.


--------------------------------------------------------------------------------
38  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Class Z shares are not subject to sales charges, and are available only to certain investors, as described in the Fund's prospectus. Class Z shares became effective September 27, 2010.

At August 27, 2010, all Class R3 shares were liquidated. On this date Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments,
LLC) (the Investment Manager) owned 100% of the shares.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation

--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010


to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

INCOME RECOGNITION
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date.

DETERMINATION OF CLASS NET ASSET VALUE
All income, expenses (other than class-specific expenses which are charged to that share class as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.


--------------------------------------------------------------------------------
40  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.885% to 0.79% as the Fund's net assets increase. The management fee for the year ended October 31, 2010, was 0.89% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended October 31, 2010, was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2010, there were no expenses incurred for these particular items.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENT FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4 and Class R5 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.


--------------------------------------------------------------------------------
42  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



For the year ended October 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.46%
Class B..............................................  0.50
Class C..............................................  0.48
Class R..............................................  0.09
Class R4.............................................  0.06
Class R5.............................................  0.06
Class Z..............................................  0.31*


*   Annualized.

Class I shares do not pay transfer agent fees.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2010, the Fund's total potential future obligation over the life of the Guaranty is $48,610. The liability remaining at October 31, 2010 for non-recurring charges associated with the lease amounted to $24,099 and is included within other accrued expenses in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $15,000 and $1,294,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $34,380 for Class A, $4,624 for Class B and $202 for Class C for the year ended October 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended October 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), were as follows:

Class A..............................................  1.51%
Class B..............................................  2.29
Class C..............................................  2.27
Class I..............................................  1.06
Class R..............................................  1.86
Class R4.............................................  1.36
Class R5.............................................  1.11
Class Z..............................................  1.26


The waived/reimbursed fees and expenses for the transfer agency fees and other expenses at the class level were as follows:

Class A...........................................  $132,524
Class B...........................................    16,261
Class C...........................................    26,970
Class R...........................................         9
Class R4..........................................         6
Class R5..........................................        38


The management fees waived/reimbursed at the Fund level were $94,210.


--------------------------------------------------------------------------------
44  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until December 31, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.51%
Class B..............................................  2.29
Class C..............................................  2.28
Class I..............................................  1.06
Class R..............................................  1.86
Class R4.............................................  1.36
Class R5.............................................  1.11
Class Z..............................................  1.26


Effective January 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until December 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.47%
Class B..............................................  2.22
Class C..............................................  2.22
Class I..............................................  1.02
Class R..............................................  1.72
Class R4.............................................  1.32
Class R5.............................................  1.07
Class Z..............................................  1.22


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

NOTE 4. PORTFOLIO INFORMATION

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $242,160,165 (including 93,285,337** from RiverSource Partners Small Cap Growth that was acquired in the fund acquisition as described in Note 9) and $166,749,139, respectively, for the year ended October 31, 2010.

**   This purchase amount is excluded for purposes of calculating the Fund's portfolio turnover rate.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

NOTE 5. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At October 31, 2010, securities valued at $28,108,057 were on loan, secured by cash collateral of $28,720,201 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $233,395 earned from securities lending for the year ended October 31, 2010, is included in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

NOTE 6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use by the Fund and other affiliated Funds. The

--------------------------------------------------------------------------------
46  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

NOTE 7. SHAREHOLDER CONCENTRATION

At October 31, 2010, the Investment Manager along with the affiliated funds-of-funds owned approximately 32% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

At October 31, 2010, the Investment Manager along with affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager solely owned 100% of Class Z shares.

NOTE 8. LINE OF CREDIT

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of

--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010


the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended October 31, 2010.

NOTE 9. FUND MERGER

At the close of business on March 26, 2010, Columbia Frontier Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Small Cap Growth Fund. The merger was completed after shareholders of the acquired fund approved the plan on March 10, 2010.

The aggregate net assets of Columbia Frontier Fund immediately before the acquisition were $38,148,352 and the combined net assets immediately after the acquisition were $145,790,045.

The acquisition was accomplished by a tax-free exchange of 32,243,215 shares of RiverSource Partners Small Cap Growth Fund valued at $107,641,693.

In exchange for RiverSource Partners Small Cap Growth Fund shares, Columbia Frontier Fund issued the following number of shares:

                                                      SHARES
-------------------------------------------------------------
Class A...........................................  5,110,791
Class B...........................................  1,468,228
Class C...........................................    272,522
Class I...........................................  4,551,713
Class R...........................................        341
Class R3..........................................        344
Class R4..........................................     13,190
Class R5..........................................        322


For financial reporting purposes, net assets received and shares issued by Columbia Frontier Fund were recorded at fair value; however, RiverSource Partners Small Cap Growth Fund's cost of investments was carried forward to align ongoing reporting of Columbia Frontier Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of RiverSource Partners Small Cap Growth Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:



--------------------------------------------------------------------------------
48  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Total net assets................................  $107,641,693
Capital stock...................................  $135,198,446
Excess of distributions over net investment
  income........................................  $     (1,982)
Accumulated net realized loss...................  $(37,543,392)
Unrealized appreciation.........................  $  9,988,621


The financial statements reflect the operations of Columbia Frontier Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners Small Cap Growth Fund that have been included in the combined Fund's Statement of Operations since the merger was completed. Assuming the acquisition had been completed on November 1, 2009, Columbia Frontier Fund's pro-forma net investment loss, net gain on investments, and net increase in net assets from operations for the year ended October 31, 2010 would have been ($1.2) million, $11.6 million and $21.2 million, respectively.

NOTE 10. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2010, permanent and timing book to tax differences resulting primarily from differing treatments for re-characterization of real estate investment trust (REIT) distributions and losses deferred due to wash sales were identified and permanent differences reclassified among the components of the Fund's net assets in the Statement of Assets and Liabilities as follows:

Excess of distributions over net investment
  income..........................................  $ 874,301
Accumulated net realized loss.....................       (558)
Paid-in capital...................................   (873,743)


Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended 2010 and 2009, there were no distributions.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

At October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $         --
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(38,601,353)
Unrealized appreciation (depreciation)..........  $  7,070,216


At October 31, 2010, the cost of investments for federal income tax purposes was $160,332,306 and the aggregate gross unrealized appreciation and depreciation based on that cost was:


Unrealized appreciation                            $12,503,543
Unrealized depreciation                             (5,429,716)
--------------------------------------------------------------
Net unrealized appreciation                        $ 7,073,827


The following capital loss carryforwards, determined at October 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF EXPIRATION                                    AMOUNT
--------------------------------------------------------------
2017                                               $14,104,490
2018                                                24,496,863
--------------------------------------------------------------
Total                                              $38,601,353
--------------------------------------------------------------


For the year ended October 31, 2010, $7,390,605 of capital loss carryforward was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.


--------------------------------------------------------------------------------
50  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



NOTE 11. SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

NOTE 12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgement order in favor of the defendants.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
52  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA FRONTIER FUND, INC.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.) (the Fund) as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2008, were audited by other auditors whose report dated December 30, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Frontier Fund, Inc. at October 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
54  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended October 31, 2010

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
56  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
58  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
60  COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                                COLUMBIA FRONTIER FUND -- 2010 ANNUAL REPORT  61

COLUMBIA FRONTIER FUND
(formerly known as Seligman Frontier Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                 SL-9904 C (12/10)

Item 2. Code of Ethics.

     (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

     The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Frontier Fund, Inc. were as follows:

                         2010 - $20,127   2009 - $20,140

(b) Audit-Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional audit-related services rendered related to the 2010 semiannual financial statement review, the 2010 transfer agent 17Ad-13 review and other consultations and services required to complete the audit for Columbia Frontier Fund, Inc. were as follows:

                           2010 - $1,345   2009 - $813

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services rendered for Columbia Frontier Fund, Inc. were as follows:

                          2010 - $3,216   2009 - $3,180

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for Columbia Frontier Fund, Inc. were as follows:

                              2010 - $0   2009 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                       2010 - $2,430,522   2009 - $826,479

(h) 100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

     Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as
     Exhibit99.CERT.

     (a)(3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Columbia Frontier Fund, Inc.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date December 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date December 20, 2010


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date December 20, 2010